UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       January 23, 2003
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)


Item 5.  Other Events

MBNA Corporation released earnings for the fourth quarter of 2002 on January 23, 2003, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits










































                                                                  Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months     For the Twelve Months
                               Ended December 31,        Ended December 31,
                               2002         2001         2002         2001
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD (a) (f):

Net interest income........ $   574,211  $   481,810  $ 2,074,575  $ 1,657,340
Provision for possible
 credit losses.............     417,637      285,237    1,340,157    1,140,615
Other operating income.....   1,854,883    1,839,214    6,752,923    6,673,316
Other operating expense....   1,159,470    1,194,816    4,701,925    4,474,831
  Net income...............     540,160      524,766    1,765,954    1,694,291

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PER COMMON SHARE DATA FOR THE PERIOD (b) (f):

Earnings................... $       .42  $       .41  $      1.37  $      1.31
Earnings-assuming
 dilution..................         .41          .40         1.34         1.28
Dividends..................         .07          .06          .27          .24
Book value.................        6.96         5.94

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RATIOS (f):

Return on average total
 assets....................        4.14%        4.77%        3.67%        4.16%
Return on average
 stockholders' equity......       24.08        27.55        21.29        24.07
Average receivables to
 average deposits..........       87.14        84.30        88.88        80.88
Stockholders' equity to
 total assets..............       17.22        17.16
Net interest margin (d)....        5.65         5.77         5.54         5.51

Loan Receivables:
  Delinquency(c)...........        4.28         4.64
  Net credit losses........        4.62         4.39         4.57         4.20

Managed Loans (e):
  Delinquency..............        4.88         5.09
  Net credit losses........        5.04         4.86         4.99         4.74
  Net interest margin (d)..        8.47         9.00         8.42         8.42
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months     For the Twelve Months
                               Ended December 31,        Ended December 31,
                               2002         2001         2002         2001
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                                               (unaudited)
MANAGED DATA (e) (f):

At Period End:
  Loans held for
   securitization..........$ 11,029,627  $ 9,929,948
  Loan portfolio...........  17,696,881   14,703,616
  Securitized loans........  78,531,334   72,862,487
                            -----------  -----------
    Total managed loans....$107,257,842  $97,496,051
                           ============  ===========

Average for the Period:
  Loans held for
   securitization..........$  8,072,337  $ 7,588,123 $  8,130,207 $  6,909,840
  Loan portfolio...........  18,616,171   14,531,409   17,184,993   13,429,548
  Securitized loans........  77,054,500   72,295,037   74,718,731   70,560,600
                            -----------  -----------  -----------  -----------
    Total managed loans....$103,743,008  $94,414,569 $100,033,931 $ 90,899,988
                           ============  =========== ============ ============
For the Period:
  Sales and cash advance
   volume..................$ 43,903,095  $39,201,482 $160,046,164 $142,261,636
  Net interest income......   2,426,989    2,314,665    9,118,677    8,204,142
  Provision for possible
   credit losses...........   1,417,694    1,190,594    5,175,540    4,592,629
  Other operating income...   1,002,162      911,716    3,544,204    3,578,528
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months     For the Twelve Months
                               Ended December 31,        Ended December 31,
                               2002         2001         2002         2001
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                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END (f):

Investment securities and
 money market instruments.. $ 9,489,481  $ 6,577,734
Loans held for
 securitization............  11,029,627    9,929,948

Credit card loans..........   9,484,115    8,261,575
Other consumer loans.......   8,212,766    6,442,041
                            -----------  -----------
  Total loans..............  17,696,881   14,703,616
Reserve for possible
 credit losses.............  (1,111,299)    (833,423)
                            -----------  -----------
  Net loans................  16,585,582   13,870,193

Total assets...............  52,856,746   45,447,945
Total deposits.............  30,616,216   27,094,745
Stockholders' equity.......   9,101,319    7,798,718
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months     For the Twelve Months
                               Ended December 31,        Ended December 31,
                               2002         2001         2002         2001
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                                               (unaudited)
AVERAGE BALANCE SHEET DATA (f):

Investment securities and
 money market instruments.. $ 9,939,345  $ 7,630,010  $ 8,319,552  $ 6,560,000
Loans held for
 securitization............   8,072,337    7,588,123    8,130,207    6,909,840

Credit card loans..........  10,322,267    8,425,152    9,672,043    7,887,115
Other consumer loans.......   8,293,904    6,106,257    7,512,950    5,542,433
                            -----------  -----------  -----------  -----------
  Total loans..............  18,616,171   14,531,409   17,184,993   13,429,548
Reserve for possible
 credit losses.............    (981,899)    (788,517)    (941,780)    (656,654)
                            -----------  -----------  -----------  -----------
  Net loans................  17,634,272   13,742,892   16,243,213   12,772,894

Total assets...............  51,742,487   43,688,324   48,154,027   40,764,316
Total deposits.............  30,626,707   26,240,020   28,481,487   25,147,782
Stockholders' equity.......   8,900,696    7,556,356    8,293,823    7,039,986
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Weighted average common
 shares outstanding
 (000) (b).................   1,277,734    1,277,722    1,277,787    1,277,745
Weighted average common
 shares outstanding and
 common stock equivalents
 (000) (b).................   1,297,285    1,310,084    1,302,712    1,314,230
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NOTES:
(a) For purposes of comparability, certain prior period amounts have been reclassified.
(b) Per common share data and weighted average common shares outstanding and common stock equivalents have been adjusted to reflect the three-for-two stock split of MBNA Corporation's Common Stock effected in the form of a dividend, issued on July 15, 2002, to stockholders of record as of the close of business on July 1, 2002. Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee and director stock options. MBNA Corporation has no other common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) Net interest margin ratios are presented on a fully taxable equivalent basis.

(e) Managed data assumes MBNA Corporation's securitized loan principal receivables have not been sold and present the results of the securitized loan principal receivables in the same fashion as MBNA Corporation's owned loans. Managed financial data, after a securitization adjustment, results in MBNA Corporation's reported financial information in its consolidated financial statements. The securitization adjustment for net interest income was $1.9 billion and $ 7.0 billion for the three and twelve months ended December 31, 2002, as compared to $1.8 billion and $6.5 billion for the same periods in 2001, respectively. Excluding the change in the estimated value of accrued interest and fees, the securitization adjustment for net interest income would have been $7.2 billion for the twelve months ended December 31, 2002. The securitization adjustment for the provision for possible credit losses was $1.0 billion and $3.8 billion for the three and twelve months ended December 31, 2002, as compared to $905.4 million and $3.5 billion for the same periods in 2001, respectively. The securitization adjustment for other operating income was $852.7 million and $3.2 billion for the three and twelve months ended December 31, 2002, as compared to $927.5 million and $3.1 billion for the same periods in 2001, respectively. Excluding the change in the estimated value of accrued interest and fees, the securitization adjustment for other operating income would have been $3.4 billion for the twelve months ended December 31, 2002.
(f) MBNA Corporation adopted the FFIEC guidance for uncollectible interest and fees in September 2002 which resulted in a decrease to income before income taxes of $263.7 million ($167.2 million after taxes) for the year ended December 31, 2002 through a reduction of $66.3 million of interest income and $197.4 million of other operating income. MBNA Corporation's earnings per common share-assuming dilution for the year ended December 31, 2002 would have been $1.47 before the change.





























                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  January 23, 2003                   By:  /s/      M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer